Driven Brands Holdings Inc. Reports Third Quarter Results
Delivers Strong Same-Store Sales Growth and Adds 53 Net New Stores
Reports Robust Operating Income and Earnings per Share Growth
Raises Fiscal Year 2021 Guidance

Charlotte, N.C. (October 27, 2021) - Driven Brands Holdings Inc. (NASDAQ: DRVN) (“Driven Brands” or “the Company”) today reported financial results for the third quarter ended September 25, 2021.

For the third quarter, revenue was $371.1 million, an increase of 39% versus the prior year. System-wide sales were $1.2 billion, an increase of 28% versus the prior year, with 4% net store growth and an increase in consolidated same-store sales of 12.8%.

Earnings per share was $0.19 for the third quarter, an increase of 375% versus the prior year.

Adjusted earnings per share2 was $0.26, an increase of 30% versus the prior year.

“This is our third quarter as a public company and we have consistently outperformed expectations,” said Jonathan Fitzpatrick, president and CEO. “Our employees and franchisees have shown tremendous flexibility and a relentless focus on operational excellence, and I am proud of our entire team.” Fitzpatrick added.

“We expect to end fiscal year 2021 strong, and with our scale, the significant whitespace in this fragmented and needs-based industry, and our robust cash generation, our business model remains well-positioned to maximize long-term value for all of our stakeholders.”

Third Quarter Highlights
•Revenue increased 39% versus the prior year, driven by positive same-store sales growth and net store growth.
•Consolidated same-store sales increased 12.8% for the quarter, and all segments posted positive same-store sales growth.
•The Company added 53 net new stores during the quarter.
•The Company recorded net income in the third quarter of $33.1 million, an increase of 712% versus the prior year.
•Adjusted Net Income1 was $43.5 million, an increase of 96% versus the prior year.
•Adjusted EBITDA3 was $98.0 million, an increase of 42% versus the prior year.

Third Quarter 2021 Key Performance Indicators by Segment

	System-wide Sales (in millions)	Store Count	Same-Store Sales*	Revenue (in millions)	Segment Adjusted EBITDA[4] (in millions)
Maintenance	$333.8	1,506	17.0%	$144.5	$47.9
Car Wash	122.0	1,018	6.2%	123.6	38.0
Paint, Collision & Glass	620.3	1,647	10.8%	50.6	22.0
Platform Services	120.3	201	15.8%	42.1	16.3
Corporate / Other	N/A	N/A	N/A	10.3
Total	$1,196.4	4,372	12.8%	$371.1

*Car Wash same-store sales reflects performance for the full quarter. Total same-store sales includes Car Wash performance on a pro-rata basis beginning in August.

Capital and Liquidity
The Company ended the third quarter with total liquidity of $268.3 million, which included $115.5 million in cash, cash equivalents and restricted cash, and $152.8 million of undrawn capacity on its variable funding securitization senior notes and revolving credit facility.
Subsequent to quarter end, the Company closed on a $450 million whole business securitization issuance. The proceeds from the issuance were used to repay the outstanding balance on the revolving credit facility and the remainder will be used for general corporate purposes, including future acquisitions.
Guidance
The Company has raised its guidance for fiscal year 2021 to account for the strong operating performance in the third quarter. The following guidance reflects the Company’s current expectations for the fiscal year ending December 25, 2021:
•Revenue of approximately $1.4 billion
•Adjusted EBITDA3 of approximately $350 million
•Adjusted Earnings per Share2 of approximately $0.84
•Approximately 15% same-store sales growth, with positive same-store sales across all segments
•Net store growth of approximately 200, driven by franchise and company-operated store growth as well as tuck-in acquisitions completed through the third quarter.

Conference Call
Driven Brands will host a conference call to discuss third quarter 2021 results today, Wednesday, October 27, 2021 at 9:00am ET. The call will be available by webcast and can be accessed by visiting Driven Brands’ Investor Relations website at investors.drivenbrands.com. A replay of the call will be available until February 15, 2022.

About Driven Brands
Driven Brands™, headquartered in Charlotte, NC, is the largest automotive services company in North America, providing a range of consumer and commercial automotive needs, including paint, collision, glass, vehicle repair, oil change, maintenance and car wash. Driven Brands is the parent company of some of North America’s leading automotive service businesses including Take 5 Oil Change®, Meineke Car Care Centers®, Maaco®, 1-800-Radiator & A/C®, and CARSTAR®. Driven Brands has more than 4,300 locations across 15 countries, and services over 50 million vehicles annually. Driven Brands’ network generates more than $1 billion in revenue from more than $4 billion in system-wide sales.

Contacts
Shareholder/Analyst inquiries:
Rachel Webb
rachel.webb@drivenbrands.com
(704) 644-8125
Media inquiries:
Media
media@drivenbrands.com
(704) 644-8129

Disclosure Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts contained in this press release, including statements regarding our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management, and expected market growth are forward-looking statements. In particular, forward-looking statements include, among other things, statements relating to: (i) our strategy, outlook and growth prospects; (ii) our operational and financial targets and dividend policy; (iii) general economic trends and trends in the industry and markets; and (iv) the competitive environment in which we operate. Forward-looking statements are not based on historical facts but instead represent our current expectations and assumptions regarding our business, the economy and other future conditions, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. It is not possible to predict or identify all such risks. These risks include, but are not limited to, the risk factors that are described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 26, 2020, as supplemented by the “Risk Factors” section in our Quarterly Report on Form 10-Q for the quarter ended June 26, 2021, and in our other filings with the Securities and Exchange Commission, which are available on its website at www.sec.gov. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Forward-looking statements represent our estimates and assumptions only as of the date on which they are made, and we undertake no obligation to update or review publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Disclosure Regarding Non-GAAP Financial Measures

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including Adjusted Net Income1, Adjusted Earnings Per Share2, and Adjusted EBITDA3. Management believes these non-GAAP financial measures are useful because they enable management, investors, and others to assess the operating performance of the Company and its segments. Please refer to the Reconciliation of Non-GAAP Financial Information tables located in the financial supplement in this release.

This release includes forward-looking guidance for certain non-GAAP financial measures, including Adjusted Earnings Per Share2 and Adjusted EBITDA3. These measures will differ from net income, determined in accordance with GAAP, in ways similar to those described in the reconciliations at the end of this release. We do not provide guidance for net income, determined in accordance with GAAP, or a reconciliation of guidance for Adjusted EBITDA3 to the most directly comparable GAAP measure because the Company is not able to predict with reasonable certainty the amount or nature of all items that will be included in net income.

___________
1 “Adjusted Net Income” is calculated by eliminating from net income the adjustments described for Adjusted EBITDA, amortization related to acquired intangible assets and the tax effect of the adjustments. Please refer to Non-GAAP reconciliation tables located in the financial supplement in this release.
2 “Adjusted Earnings Per Share” represents Adjusted Net Income divided by weighted average shares (basic and diluted). Please refer to Non-GAAP reconciliation tables located in the financial supplement in this release.
3 “Adjusted EBITDA” represents earnings before interest expense, income tax expense, and depreciation and amortization, with further adjustments for acquisition-related costs, straight-line rent, equity compensation, loss on debt extinguishment and certain non-recurring, non-core, infrequent or unusual charges. Please refer to Non-GAAP reconciliation tables located in the financial supplement in this release.
4 “Segment Adjusted EBITDA” is defined as Adjusted EBITDA with a further adjustment for store opening costs. Corporate & Other costs are not allocated across segments. Segment Adjusted EBITDA is a supplemental measure of operating performance of our segments and may not be comparable to similar measures reported by other companies. Please refer to reconciliation to Adjusted EBITDA located in the financial supplement in this release.

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three months ended		Nine months ended
(in thousands, except per share amounts)	September 25, 2021	September 26, 2020	September 25, 2021	September 26, 2020
Revenue:
Franchise royalties and fees	$38,953	$36,520	$107,240	$94,214
Company-operated store sales	213,755	140,788	603,808	323,339
Independently-operated store sales	47,941	30,595	160,483	30,595
Advertising contributions	19,762	14,927	56,665	42,429
Supply and other revenue	50,737	44,932	147,199	125,115
Total revenue	371,148	267,762	1,075,395	615,692
Operating expenses:
Company-operated store expenses	130,520	85,668	367,095	202,333
Independently-operated store expenses	27,764	17,995	89,664	17,995
Advertising expenses	19,762	14,927	56,665	42,429
Supply and other expenses	28,330	25,813	80,417	70,167
Selling, general and administrative expenses	71,565	56,586	218,549	153,107
Acquisition costs	636	12,076	2,674	13,287
Store opening costs	666	119	1,360	1,921
Depreciation and amortization	28,447	16,221	78,722	32,656
Asset impairment charges and lease terminations	(270)	321	3,161	6,732
Total operating expenses	307,420	229,726	898,307	540,627
Operating income	63,728	38,036	177,088	75,065
Other expenses, net:
Interest expense, net	17,688	29,594	52,390	64,973
(Gain) loss on foreign currency transactions, net	1,074	(2,230)	6,356	55
Loss on debt extinguishment	—	673	45,576	673
Total other expenses, net	18,762	28,037	104,322	65,701
Net income before taxes	44,966	9,999	72,766	9,364
Income tax expense	11,880	5,888	24,445	6,109
Net income	$33,086	$4,111	$48,321	$3,255
Net income (loss) attributable to non-controlling interests	$(38)	$32	$(68)	$(34)
Net income attributable to Driven Brands Holdings Inc.	$33,124	$4,079	$48,389	$3,289

Earnings per share(1):
Basic	$0.20	$0.04	$0.30	$0.03
Diluted	$0.19	$0.04	$0.29	$0.03
Weighted average shares outstanding(1):
Basic	162,635	111,950	160,030	96,643
Diluted	166,630	111,950	163,968	96,643
(1) Share and per share amounts for the three and nine months ended September 26, 2020 have been adjusted to reflect an implied 88,990-for-one stock split that became effective on January 14, 2021.

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

(in thousands)	September 25, 2021	December 26, 2020
Assets
Current assets:
Cash and cash equivalents	$115,365	$172,611
Restricted cash	135	15,827
Accounts and notes receivable, net	110,907	84,805
Inventory	44,259	43,039
Prepaid and other assets	26,022	25,070
Income tax receivable	2,619	3,055
Advertising fund assets, restricted	39,698	29,276
Total current assets	339,005	373,683
Notes receivable, net	2,748	3,828
Property and equipment, net	1,121,204	827,392
Operating lease right-of-use assets	905,527	884,927
Deferred commissions	9,878	8,661
Intangibles, net	817,665	829,308
Goodwill	1,810,085	1,727,351
Total assets	$5,006,112	$4,655,150
Liabilities and shareholders' equity
Current liabilities:
Accounts payable	$72,458	$67,802
Accrued expenses and other liabilities	217,589	190,867
Income taxes payable	2,791	3,513
Current portion of long-term debt	18,342	22,988
Advertising fund liabilities	25,457	20,276
Total current liabilities	336,637	305,446
Long-term debt, net	1,677,337	2,102,219
Deferred tax liability	261,906	249,043
Operating lease liabilities	843,925	818,001
Income tax receivable liability	155,970	—
Deferred revenue	24,770	20,757
Accrued expenses and other long-term liabilities	30,070	53,324
Total liabilities	3,330,615	3,548,790
Common stock	1,674	565
Additional paid-in capital	1,604,342	1,055,172
Retained earnings	80,364	31,975
Accumulated other comprehensive income (loss)	(12,047)	16,528
Total shareholders' equity attributable to Driven Brands Holdings Inc.	1,674,333	1,104,240
Non-controlling interests	1,164	2,120
Total shareholders' equity	1,675,497	1,106,360
Total liabilities and shareholders' equity	$5,006,112	$4,655,150

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	Nine months ended
(in thousands)	September 25, 2021	September 26, 2020
Net income	$48,321	$3,255
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	78,722	32,656
Non-cash lease cost	56,563	26,254
Gain on foreign denominated transactions	9,301	55
Loss on derivatives not designed as hedges	(2,945)	—
Bad debt expense	2,535	4,829
Asset impairment costs	3,161	6,732
Amortization of deferred financing costs and bond discounts	5,139	7,176
Benefit (provision) for deferred income taxes	15,898	(4,524)
Loss on extinguishment of debt	45,576	—
Other, net	4,257	2,239
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable, net	(28,787)	(12,349)
Inventory	(3,279)	(1,328)
Prepaid and other assets	(18,414)	1,755
Advertising fund assets and liabilities, restricted	5,818	(554)
Deferred commissions	(1,205)	(1,810)
Deferred revenue	3,983	3,438
Accounts payable	(2,405)	10,311
Accrued expenses and other liabilities	23,397	8,926
Income tax receivable	(320)	7,551
Operating lease liabilities	(47,821)	(28,157)
Cash provided by operating activities	197,495	66,455
Cash flows from investing activities:
Capital expenditures	(91,294)	(35,124)
Cash used in business acquisitions, net of cash acquired	(444,121)	8,575
Proceeds from sale-leaseback transactions	66,391	—
Proceeds from sale of At-Pac business	1,532	—
Proceeds from disposal of property and equipment	5,471	—
Cash used in investing activities	(462,021)	(26,549)

Cash flows from financing activities:
Payment of contingent consideration related to acquisitions	—	(2,783)
Payment of debt extinguishment and issuance costs	(2,153)	(12,639)
Proceeds from the issuance of long-term debt	—	175,000
Repayment of long-term debt	(716,542)	(11,619)
Proceeds from revolving lines of credit and short-term debt	441,800	152,101
Repayments of revolving lines of credit and short-term debt	(212,800)	(191,600)
Repayment of principal portion of finance lease liability	(1,760)	(731)
Proceeds from failed sale-leaseback transactions	—	3,432
Proceeds from initial public offering, net of underwriting discounts	661,500	—
Net proceeds from underwriters' exercise of over-allotment option	99,225	—
Repurchases of common stock	(43,040)	—
Payment for termination of interest rate swaps	(21,826)	—
Stock option exercises	339	—
Other, net	102	—
Cash provided by financing activities	204,845	111,161
Effect of exchange rate changes on cash	(2,285)	468
Net change in cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted	(61,966)	151,535
Cash and cash equivalents, beginning of period	172,611	34,935
Cash included in advertising fund assets, restricted, beginning of period	19,369	23,091
Restricted cash, beginning of period	15,827	—
Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, beginning of period	207,807	58,026
Cash and cash equivalents, end of period	115,365	184,356
Cash included in advertising fund assets, restricted, end of period	30,341	25,205
Restricted cash, end of period	135	—
Cash, cash equivalents, restricted cash, and cash included in advertising fund assets, restricted, end of period	$145,841	$209,561

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

Adjusted Net Income and Adjusted Earnings Per Share

	Three months ended		Nine months ended
(in thousands, except per share amounts)	September 25, 2021	September 26, 2020	September 25, 2021	September 26, 2020
Net income	$33,086	$4,111	$48,321	$3,255
Acquisition related costs(a)	636	12,076	2,674	13,287
Non-core items and project costs, net(b)	1,357	(2,690)	3,910	(926)
Sponsor management fees(c)	—	4,278	—	5,357
Straight-line rent adjustment(d)	2,548	485	8,391	3,124
Equity-based compensation expense(e)	933	(182)	2,944	508
Foreign currency transaction (gain) loss, net(f)	1,074	(2,230)	6,356	55
Bad debt expense(g)	—	—	—	2,842
Asset impairment and closed store expenses(h)	313	741	3,005	7,621
Loss on debt extinguishment(i)	—	673	45,576	673
Amortization related to acquired intangible assets(j)	4,665	4,043	13,875	11,693
Provision for uncertain tax positions(k)	(251)	2,810	(251)	2,810
Adjusted net income before tax impact of adjustments	44,361	24,115	134,801	50,299
Tax impact of adjustments(l)	(886)	(1,839)	(18,968)	(8,461)
Adjusted net income	43,475	22,276	115,833	41,838
Net (loss) income attributable to non-controlling interest	(38)	32	(68)	(34)
Adjusted net income attributable to Driven Brands Holdings Inc.	$43,513	$22,244	$115,901	$41,872

Adjusted earnings per share(m)
Basic(2)	$0.26	$0.20	$0.71	$0.43
Diluted(2)	$0.26	$0.20	$0.69	$0.43

Weighted average shares outstanding(m)
Basic	162,635	111,950	160,030	96,643
Diluted	166,630	111,950	163,968	96,643
(1) Share and per share amounts have been adjusted to reflect an implied 88,990-for-one stock split that became effective on January 14, 2021.
(2) Adjusted earnings per share for the three and nine months ended September 25, 2021 is calculated under the two-class method. Under the two-class method, adjusted earnings per share is calculated using adjusted net income attributable to common shares, which is derived by reducing adjusted net income by the amount attributable to participating securities. Adjusted net income attributable to participating securities used in the basic earnings per share calculation was $0.9 million and $2.5 million for the three and nine months ended September 25, 2021, respectively, and adjusted net income attributable to participating securities used in the diluted earnings per share calculation was $0.8 million and $2.3 million for the three and nine months ended September 25, 2021, respectively.

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL INFORMATION (UNAUDITED)

Net Income to Adjusted EBITDA Reconciliation

	Three months ended		Nine months ended
(in thousands)	September 25, 2021	September 26, 2020	September 25, 2021	September 26, 2020
Net income	33,086	$4,111	$48,321	$3,255
Income tax expense	11,880	5,888	24,445	6,109
Interest expense, net	17,688	29,594	52,390	64,973
Depreciation and amortization	28,447	16,221	78,722	32,656
EBITDA	91,101	55,814	203,878	106,993
Acquisition related costs(a)	636	12,076	2,674	13,287
Non-core items and project costs, net(b)	1,357	(2,690)	3,910	(926)
Sponsor management fees(c)	—	4,278	—	5,357
Straight-line rent adjustment(d)	2,548	485	8,391	3,124
Equity-based compensation expense(e)	933	(182)	2,944	508
Foreign currency transaction (gain)/loss, net(f)	1,074	(2,230)	6,356	55
Bad debt expense(g)	—	—	—	2,842
Asset impairment and closed store expenses(h)	313	741	3,005	7,621
Loss on debt extinguishment(i)	—	673	45,576	673
Adjusted EBITDA	$97,962	$68,965	$276,734	$139,534
a.Consists of acquisition costs as reflected within the consolidated statement of operations, including legal, consulting and other fees and expenses incurred in connection with acquisitions completed during the applicable period, as well as inventory rationalization expenses incurred in connection with acquisitions. We expect to incur similar costs in connection with other acquisitions in the future and, under U.S. GAAP, such costs relating to acquisitions are expensed as incurred and not capitalized.
b.Consists of discrete items and project costs, including (i) third-party consulting and professional fees associated with strategic transformation initiatives, (ii) wage subsidies received directly attributable to the COVID-19 pandemic and (iii) other miscellaneous expenses, including non-capitalizable expenses relating to the Company’s initial public offering and other strategic transactions.
c.Includes management fees paid to Roark Capital Management, LLC.
d.Consists of the non-cash portion of rent expense, which reflects the extent to which our straight-line rent expense recognized under U.S. GAAP exceeds or is less than our cash rent payments.
e.Represents non-cash equity-based compensation expense.
f.Represents foreign currency transaction gains/losses, net that primarily related to the remeasurement of our intercompany loans. For the nine months ended September 25, 2021, these losses are offset by unrealized gains on remeasurement of cross currency swaps.
g.Represents bad debt expense related to uncollectible receivables outside of normal operations.
h.Relates to the impairment of certain fixed assets and operating lease right-of-use assets related to closed locations. Also represents lease exit costs and other costs associated with stores that were closed prior to their respective lease termination dates.
i.Represents the write-off of debt issuance costs associated with early termination of debt.
j.Consists of amortization related to acquired intangible assets as reflected within depreciation and amortization in the consolidated statements of operations.
k.Represents uncertain tax positions recorded for Canadian tax positions, inclusive of interest and penalties.
l.Represents the tax impact of adjustments associated with the reconciling items between net income and Adjusted Net Income, excluding the provision for uncertain tax positions and valuation allowance for certain deferred tax assets. To determine the tax impact of the deductible reconciling items, we utilized statutory income tax rates ranging from 9% to 38%, depending upon the tax attributes of each adjustment and the applicable jurisdiction.
m.Share and per share amounts have been adjusted to reflect an implied 88,990-for-one stock split that became effective on January 14, 2021.

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
ADJUSTED EBITDA AND SEGMENT ADJUSTED EBITDA RECONCILIATION (UNAUDITED)

	Three months ended		Nine months ended
(in thousands)	September 25, 2021	September 26, 2020	September 25, 2021	September 26, 2020
Segment Adjusted EBITDA:
Maintenance	$47,894	$34,774	$132,895	$82,579
Car Wash	37,999	17,739	115,223	17,739
Paint, Collision & Glass	22,039	23,231	61,534	50,119
Platform Services	16,254	13,306	44,864	36,740
Corporate and other	(25,558)	(19,966)	(76,422)	(45,722)
Store opening costs	(666)	(119)	(1,360)	(1,921)
Adjusted EBITDA	$97,962	$68,965	$276,734	$139,534

DRIVEN BRANDS HOLDINGS INC. AND SUBSIDIARIES
ADDITIONAL INFORMATION ON KEY PERFORMANCE INDICATORS (UNAUDITED)

	Three months ended September 25, 2021
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Store sales
Franchise stores	$208,218	$—	607,579	$118,825	$934,622
Company-operated stores	125,561	74,105	12,723	1,465	213,854
Independently Operated Stores	—	47,941	—	—	47,941
Total System-wide Sales	$333,779	$122,046	$620,302	$120,290	$1,196,417

Store Count (in whole numbers)
Franchise stores	992	—	1,617	200	2,809
Company-operated stores	514	286	30	1	831
Independently Operated Stores	—	732	—	—	732
Total Store Count	1,506	1,018	1,647	201	4,372

	Three months ended September 26, 2020
(in thousands)	Maintenance	Car Wash	Paint, Collision & Glass	Platform Services	Total
System-wide Store sales
Franchise stores	$166,302	$—	$496,812	$102,171	$765,285
Company-operated stores	101,023	28,586	$9,556	$1,686	140,851
Independently Operated Stores	—	30,595	—	—	30,595
Total System-wide Sales	$267,325	$59,181	$506,368	$103,857	$936,731

Store Count (in whole numbers)
Franchise stores	896	—	1645	198	2,739
Company-operated stores	475	199	31	1	706
Independently Operated Stores	—	740	—	—	740
Total Store Count	1,371	939	1,676	199	4,185